UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 15, 2025
MOODY’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7 World Trade Center at 250 Greenwich Street
New York, New York 10007
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 553-0300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange
0.950% Senior Notes Due 2030	MCO 30	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

TABLE OF CONTENTS

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3

ITEM 7.01	REGULATION FD DISCLOSURE	3

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS	3

SIGNATURES		4

EXHIBIT 99.1

Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers”

On July 16, 2025, Moody’s Corporation (the “Company”) announced that Mr. Sumit Dhawan has been elected as a member of the Company’s Board of Directors, effective as of July 16, 2025. Mr. Dhawan also has been elected to serve on the Board’s Governance & Nominating and Compensation & Human Resources Committees effective July 16, 2025. With the election of Mr. Dhawan, the Company’s Board has acted to approve an increase in the size of the Board from nine to ten directors.

Mr. Dhawan, 50, has served as the Chief Executive Officer of Proofpoint, Inc., an enterprise cybersecurity company, since November 2023. From June 2021 to November 2023, Mr. Dhawan served as President of VMware, Inc., a cloud computing and virtualization technology company, and from February 2020 to June 2021 he served as VMWare’s Chief Customer Experience Officer. Before that, Mr. Dhawan was chief executive officer of Instart, a cybersecurity business delivering innovations in web application performance and security services and held senior executive and general management roles at VMWare and Citrix.

Mr. Dhawan holds an MBA from the Warrington College of Business at the University of Florida, an MS in Computer Science from the University of Minnesota, and a BS in Computer Science from the Indian Institute of Technology (IIT).

In accordance with the Company’s director compensation plan for non-employee directors, Mr. Dhawan will be paid an annual cash retainer of $120,000, payable in quarterly installments. In July 2025, he will receive an annual restricted stock unit award under the 1998 Moody’s Corporation Non-Employee Directors’ Stock Incentive Plan equivalent in value to $220,000, based on the fair market value of the Company’s common stock on the effective date of the grant, which award vests on the first anniversary of the date of grant.

Mr. Dhawan was not selected pursuant to any arrangement or understanding between him and any other person. Mr. Dhawan has no family relationships with any of our directors or executive officers. There have been no related party transactions between the Company and Mr. Dhawan reportable under Item 404(a) of Regulation S-K.

Item 7.01, “Regulation FD Disclosure”

A copy of the Company’s press release relating to Mr. Dhawan’s election as director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 shall not be incorporated by reference into future filings under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01, “Financial Statements and Exhibits”

(d) Exhibits

99.1	Press release dated July 16, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY'S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Managing Director — Corporate Governance, Securities and Corporate Secretary

Date: July 16, 2025
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